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                             UNITED STATES

                  SECURITIES AND EXCHANGE COMMISSION

                         Washington, DC  20549


                               FORM 8-K

                            CURRENT REPORT


                  Pursuant to Section 13 or 15 (d) of
                  the Securities Exchange Act of 1934


           Date of Report (date of earliest event reported):
                           January 21, 2000


                             AIRGAS, INC.
        ______________________________________________________
        (Exact name of registrant as specified in its charter)



   Delaware                     1-9344            56-0732648
_______________        _______________________   _____________
(State or other        (Commission File Number)  (I.R.S. Employer
jurisdiction of                                  Identification No.)
incorporation)



               259 North Radnor-Chester Road, Suite 100
                        Radnor, PA  19087-5283
               _________________________________________
               (Address of principal executive offices)



Registrant's telephone number, including area code: (610) 687-5253
                                                     _____________

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Item 5. Other Events.
        ____________

   On January 27, 2000, Airgas, Inc. reported its earnings for the third quarter and nine months ended December 31, 1999, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.

  On January 21, 2000, Airgas, Inc. announced that it completed the acquisition of Mallinckrodt Inc.'s Puritan-Bennett medical gas business, as described in the press release attached as Exhibit 99.2 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         __________________________________________________________________

(a)  None

(b)  None

(c)  Exhibits.

     99.1 Press Release dated January 27, 2000
     99.2 Press Release dated January 21, 2000

























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                              Signatures
                              __________


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AIRGAS, INC.
                                     (Registrant)


                                 BY: /s/ Roger F. Millay
                                     Roger F. Millay
                                     Senior Vice President &
                                     Chief Financial Officer


DATED:     January 28, 2000